================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 1997

                                   T-HQ, INC.

               (Exact name of registrant as specified in charter)

                                    New York
                          (State or other jurisdiction
                       of incorporation or organization)

                        Commission File Number: 0-18813

                                   13-3541686
                      (I.R.S. employer identification no.)

                          5016 North Parkway Calabasas
                          Calabasas, California 91302
                        (Address of principal executive
                          offices, including zip code)

                                 (818) 591-1310
                        (Registrant's telephone number,
                              including area code)

================================================================================

Item 7.  Financial Statements and Exhibits.

Exhibits

        99.1    Cautionary Statement regarding forward-looking Statements



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        T-HQ, INC.


                                        By: /s/ BRIAN J. FARRELL
                                           ----------------------------------
                                           Brian J. Farrell, President and
                                           Chief Executive Officer

                                        Date: March 28, 1997